Exhibit 99.6

First NLC Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 NIV Loans
Friedman Billings Ramsey
2,059 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV
0.01 - 50,000.00	224	7,674,301.69	1.97	10.650	664	98.44
50,000.01 - 100,000.00	377	28,481,280.51	7.30	9.086	656	89.68
100,000.01 - 150,000.00	331	41,245,733.44	10.57	7.524	649	80.90
150,000.01 - 200,000.00	299	52,806,910.08	13.54	7.213	650	80.61
200,000.01 - 250,000.00	254	57,043,860.07	14.62	6.995	657	81.03
250,000.01 - 300,000.00	191	52,818,218.24	13.54	6.820	656	79.97
300,000.01 - 350,000.00	134	43,337,923.65	11.11	6.819	661	81.91
350,000.01 - 400,000.00	105	39,446,307.36	10.11	6.856	658	80.52
400,000.01 - 450,000.00	55	23,492,311.81	6.02	6.679	657	80.62
450,000.01 - 500,000.00	78	37,635,657.58	9.65	6.535	665	78.84
500,000.01 - 550,000.00	7	3,677,918.67	0.94	7.224	630	79.04
550,000.01 - 600,000.00	1	551,650.00	0.14	5.875	671	85.00
600,000.01 - 650,000.00	3	1,915,000.00	0.49	6.995	664	74.50
Total:	2,059	390,127,073.10	100.00	7.185	656	81.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV
15.01 - 20.00	1	125,000.00	0.03	5.500	582	17.48
30.01 - 35.00	1	99,921.99	0.03	7.250	605	32.26
35.01 - 40.00	2	330,467.00	0.08	7.108	586	36.34
40.01 - 45.00	10	1,554,430.74	0.40	7.075	623	43.02
45.01 - 50.00	8	1,068,153.16	0.27	7.160	618	47.95
50.01 - 55.00	13	1,638,185.21	0.42	6.931	603	52.97
55.01 - 60.00	14	2,323,381.56	0.60	7.080	600	57.78
60.01 - 65.00	28	5,521,136.27	1.42	7.316	603	63.36
65.01 - 70.00	63	12,995,978.51	3.33	7.099	608	68.18
70.01 - 75.00	91	19,513,541.43	5.00	7.133	627	73.53
75.01 - 80.00	1,017	244,791,161.20	62.75	6.816	664	79.87
80.01 - 85.00	104	23,927,479.70	6.13	7.092	641	84.12
85.01 - 90.00	165	33,729,063.64	8.65	7.401	643	89.70
90.01 - 95.00	67	8,973,584.74	2.30	7.658	679	94.65
95.01 - 100.00	475	33,535,587.95	8.60	9.673	677	99.95
Total:	2,059	390,127,073.10	100.00	7.185	656	81.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV
501 - 520	1	359,251.86	0.09	7.875	517	80.00
521 - 540	22	3,139,455.03	0.80	8.099	535	66.02
541 - 560	36	6,224,242.95	1.60	7.710	552	69.62
561 - 580	54	10,519,753.23	2.70	7.661	572	74.99
581 - 600	83	17,188,892.63	4.41	7.503	591	78.08
601 - 620	170	31,429,281.32	8.06	7.593	613	81.41
621 - 640	419	76,145,580.87	19.52	7.333	631	81.41
641 - 660	406	81,241,330.81	20.82	7.080	651	81.79
661 - 680	329	63,508,647.42	16.28	7.063	670	83.43
681 - 700	218	37,759,328.70	9.68	7.021	689	82.82
701 - 720	133	25,236,940.61	6.47	6.871	709	81.47
721 - 740	77	15,252,164.50	3.91	6.753	730	82.92
741 - 760	54	11,024,343.88	2.83	6.987	749	84.21
761 - 780	33	6,318,425.38	1.62	6.865	770	84.18
781 - 800	20	4,044,251.56	1.04	7.124	788	84.81
801 - 820	4	735,182.35	0.19	7.780	805	88.37
Total:	2,059	390,127,073.10	100.00	7.185	656	81.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.